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                                AEHR TEST SYSTEMS

                        AMENDMENT TO REGISTRATION RIGHTS


     Aehr Test Systems (the "Company") intends to enter into a common stock purchase agreement (the "Jafco Agreement") with Jafco America Ventures, Inc., and certain other entities (the "Purchasers") providing for the issuance and sale by the Company of shares of Common Stock of the Company to the Purchasers. The representative of the Purchasers has made it a condition to the execution of the Agreement by the Purchasers that this Amendment to Registration Rights ("Amendment") be duly executed.

     Pursuant to Section 6.8 of the Capital Stock Investment Agreement dated April 12, 1984 (the "1984 Agreement"), the Company and the undersigned holder of a majority of the Restricted Securities (as defined in the 1984 Agreement) agrees to the amendment of paragraph 5.3 of the 1984 Agreement, to read in full as set forth in Exhibit I hereto.

     This Amendment shall be conditioned and effective upon the closing of the Jafco Agreement.

AEHR TEST SYSTEMS                                      MAYFIELD III

By /s/ Rhea J. Rosedel                                 By /s/ illegible
  ----------------------                                 -----------------------
   Executive Officer                                     General Partner

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                                  EXHIBIT I

     5.3  REQUESTED REGISTRATION.

          (a) If at any time the Company shall be requested by the holders of not less than 50% of the total number of shares of Restricted Securities, the Company shall promptly, and in any case within ten (10) days, give written notice of such proposed registration to all holders of Restricted Securities. Thereupon the Company shall as expeditiously as possible use its best efforts to effect the registration on Form S-1 (or on a form of general use then in effect under the Act) of the shares of Restricted Securities which the Company has been requested to register (i) in such request and (ii) in any response to such notice given to the Company within twenty (20) days after the Company's giving of such notice, in order to permit the sale or other disposition of such shares in accordance with the intended method of sale or other disposition given in the request and in any such response.

          The Company shall be obligated to have only one (1) registration statement declared effective pursuant to this paragraph 5.3(a). The Company shall not be required to effect a registration statement under this paragraph 5.3(a) during the first one hundred twenty (120) days after the effective date of any registration statement filed by the Company under paragraph 5.3
(b) or 5.4 hereof if the Company has complied with the provisions of paragraph 5.3(b) or 5.4.

          The Company may include in the registration under this paragraph 5.3(a) any other shares of Capital Stock (including issued and outstanding shares of Capital Stock as to which the holders thereof have contracted with the Company for "piggyback" registration rights). However, if the offering of the Restricted Securities is proposed to be underwritten on a firm commitment basis (i) the Company (if it is including shares in the registration for its own account) and the holders of any other shares proposed to be included in the registration ("Other Shares") must agree to include such shares in the underwriting on the same terms and conditions as the holders of Restricted Securities, and (ii) if the managing underwriter(s) determines that marketing considerations require a limitation of the total number of shares to be included in the registration, the managing underwriter(s) will determine the number of shares to be included in the registration for the account of the Company (if any) and the total number of shares to be included in the registration for the account of all others (including the holders of Restricted Securities), which total number shall then be allocated pro rata among such shareholders according to the number of shares owned by each of them. All other shares shall be excluded from the registration.

                                       2.
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          (b)  In addition to the registration rights granted in paragraphs
5.3(a), if a registration may be effected by the Company on Form S-3 or a similar short-form registration statement, and the Company shall be requested by the holders of not less than thirty percent (30%) of the total number of shares of Restricted Securities, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 or a similar short-form registration statement of the shares of Restricted Securities which the Company has been requested to register in such request. The notice, underwriting and cut-back provisions set forth in paragraph 5.3(a) shall also apply to any registration pursuant to this paragraph 5.3(b).

          The Company shall be obligated to have only one (1) registration statement declared effective pursuant to this paragraph 5.3(b), and the rights granted by this paragraph 5.3(b) may not be exercised during the first one hundred twenty (120) days after the effective date of any registration statement filed by the Company under paragraph 5.3(a) or 5.4 hereof if the Company has complied with the provisions of paragraph 5.3(a) or 5.4.


                                       3.